THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE DISTRIBUTED, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OFFERED UNLESS THERE IS IN EFFECT A REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS COVERING SUCH SECURITIES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL OR A NO-ACTION LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION STATING THAT SUCH DISTRIBUTION, SALE, TRANSFER, ASSIGNMENT, HYPOTHECATION OR OFFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND LAWS.


              -----------------------------------------------------

                       Brookdale Living Communities, Inc.
                               Warrant Certificate
                                    Issued to
                       Banc One Capital Partners IV, Ltd.
                                     in the
                            Purchase of Common Stock
                                       of
                       Brookdale Living Communities, Inc.

             -------------------------------------------------------


                          Dated as of October 23, 1998

                                TABLE OF CONTENTS

                                                                            Page

Section 1.        Definitions..................................................1

Section 2.        Duration and Exercise of Warrant.............................6
                  2.1      Number of Shares of Common Stock.   ................6
                  2.2      Warrant Exercise Period.  ..........................6
                  2.3      Manner of Exercise.   ..............................6
                  2.4      When Exercise Effective.   .........................6
                  2.5      Delivery of Stock Certificates,
                             New Warrant Certificate, etc......................6

Section 3.        Anti-dilution Adjustment.....................................6
                  3.1      Adjustment Event.  .................................6
                  3.2      Reorganization Event.  .............................7
                  3.3      Other Event.  ......................................7
                  3.4      Rights Offering.  ..................................7
                  3.5      Preemptive Rights.  ................................8

Section 4.        Restrictions on Transfer.....................................8
                  4.1      Restrictive Legends.................................8
                  4.2      Notice of Proposed Transfer; Opinion of Counsel.....9

Section 5.        Availability of Information.................................10

Section 6.        Reservation of Stock, Etc...................................10

Section 7.        Capitalization..............................................10

Section 8.        Ownership; Registration of Transfer; Exchange and Substitution
                  of Warrant..................................................10
                  8.1      Ownership of Warrant...............................10
                  8.2      Registration of Transfers..........................11
                  8.3      Replacement of Warrant Certificate.................11
                  8.4      Expenses...........................................11

Section 9.        No Rights as Stockholder....................................11

Section 10.       Demand Registration Rights .................................11
                  10.1     Demand for Registration............................11
                  10.2     Registration Statement Form........................12

                  10.3     Effective Registration Statement...................12
                  10.4     Expenses...........................................12
                  10.5     Underwritten Offerings.............................12
                  10.6     Priority in Requested Registrations................12

Section 11.       "Piggyback" Registration Rights.............................13
                  11.1     Participation in Registration......................13
                  11.2      Expenses..........................................13
                  11.3     Underwritten Offerings.............................13
                  11.4     Priority in Registrations..........................14

Section 12.       Registration Procedures.....................................14

Section 13.       Indemnification.............................................17
                  13.1     Indemnification by the Company.....................17
                  13.2     Indemnification by the Holder......................17
                  13.3     Procedures for Claims..............................18

Section 14.       Rule 144....................................................18

Section 15.       Termination of Registration Rights..........................18

Section 16.       Miscellaneous...............................................19
                  16.1     Amendment..........................................19
                  16.2     Choice of Law......................................19
                  16.3     Headings...........................................19

Form of Warrant Certificate..................................................A-1

Form of Assignment of Warrant................................................B-1

                               Warrant Certificate

                                                    Dated as of October 23, 1998

         This Warrant Certificate ("Warrant Certificate") certifies that, for value received, Banc One Capital Partners IV, Ltd., an Ohio limited liability company (the "BOCP IV"), is entitled to purchase from Brookdale Living Communities, Inc., a Delaware corporation (the "Company"), up to 33,163 shares of the Common Stock of the Company as hereinafter provided, in the manner and subject to the terms and conditions set forth herein.

         The Warrant evidenced by this Warrant Certificate is being issued by the Company to the Holder as additional consideration with respect to a certain loan transaction entered into between AH Illinois Subordinated, LLC, an Ohio limited liability company (the "Borrower"), as borrower, and Holder, as lender, effective the date hereof, wherein Holder is making loans to the Borrower in the aggregate principal amount of $8,497,766 (collectively, the "Loan"). The Company has issued a limited recourse guarantee in connection with the Loan and will derive significant benefits from the Loan.

         Section 1.        Definitions.

                  1.1 "Affiliate" of any specified Person means any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such specified Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to vote 10% or more of the Voting Power of a Person, or the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  1.2 "Applicable Law" means, with respect to any Person, any and all federal, national, state, regional, local, municipal or foreign laws, statutes, rules, regulations, guidelines, ordinances, licenses, permits, judicial or administrative decisions of any country, or any political subdivision, agency, commission, official or court thereof having jurisdiction over such Person or its business.

                  1.3      "Adjustment Event" means any of the following events:

                         (i) the Company declares a dividend or makes a distribution with respect to outstanding shares of its Capital Stock, which dividend or distribution is paid entirely or in part in shares of Common Stock or Convertible Securities; or

                        (ii)        the   Company   subdivides,    combines   or
                                    reclassifies   outstanding   shares  of  its
                                    Common Stock or Convertible Securities.

         In no event shall an offering described in Section 3.5 also constitute an Adjustment Event.

                  1.4 "BOCP IV" means Banc One Capital Partners IV, Ltd., an Ohio limited liability company, together with its successors.

                  1.5 "Borrower" has the definition set forth in the second grammatical paragraph of this Warrant Certificate.

                  1.6 "Business Day" means any day other than a Saturday, Sunday or day on which banking institutions are authorized or required by law or executive order to be closed in the City of Columbus, Ohio or in the City of Chicago, Illinois.

                  1.7 "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock (including each class of common stock and preferred stock) or partnership or membership interests of such Person.

                  1.8 "Charter Documents" mean a Person's formation or other governing documents, including but not limited to, as applicable, its certificate or articles of incorporation, by-laws, code of regulations, articles of organization, operating agreement, certificate of limited partnership and partnership agreement.

                  1.9 "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  1.10 "Common Shares" or "Common Stock" means the shares of common stock, $0.01 par value per share, of the Company, treated as a single class of stock, at any time outstanding.

                  1.11 "Company" means Brookdale Living Communities, Inc., a Delaware corporation, and includes any Person which shall succeed to or assume the obligations of the Company, through restructuring or otherwise.

                  1.12 "Convertible Securities" means evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, or options, warrants or other rights that are exercisable for, Common Shares, whether or not the right to convert, exchange or exercise is at the time exercisable.

                  1.13 "Formation Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of May 7, 1997, by and among the Company, The Prime Group, Inc., Prime Group Limited Partnership, and Prime Group VI, L.P., as amended.

                  1.14 "Formation Holders" means the "Holders" as defined in the Formation Registration Rights Agreement.

                  1.15 "Holder" means BOCP IV, together with its successors and permitted assigns.

                  1.16 "Loan" has the definition set forth in the second grammatical paragraph of this Warrant Certificate.

                  1.17     "Notice" has the meaning set forth in ss.4.2.

                  1.18 "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental authority or any other form of entity.

                  1.19 "Preemption Offering" means any offering of Common Shares, Convertible Securities or other shares of Capital Stock of the Company by or on behalf of the Company other than:

                         (i)        any Rights Offering;

                        (ii) the issuance of the Warrant Shares subject to this Warrant Certificate;

                       (iii) the issuance of Common Shares to the holder of any other warrant certificates issued to BOCP IV by the Company in exercise of such warrant certificate;

                        (iv) the issuance of Common Shares to the holder of any other warrant certificates issued to any of BOCP IV's Affiliates (including but not limited to those two warrant certificates dated June 17, 1998 for 5,000 shares each issued to Banc One Capital Markets, Inc.) by the Company in exercise of such warrant certificate;

                         (v) the issuance or sale of Common Shares pursuant to any employee, officer or director stock option plan approved by the board of directors of the Company; provided, that (a) options are granted only with respect to Common Shares, (b) the minimum exercise price per Common Share for such shares is not less than the market determined value per share on the date such options were granted, as determined in accordance with the Company's stock incentive plans, and (c) no options are granted to Persons other than officers, directors and employees of the Company or any Subsidiary; and

                        (vi) the sale and issuance of Common Shares, Convertible Securities or other Capital Stock pursuant to any Qualified Public Offering.

                  1.19 "Qualified Public Offering" means the first offer and sale to the public by the Company or any holders of shares of any Common Shares, Convertible Securities or other Capital Stock, after the dated hereof, pursuant to a registration statement that has been declared effective by the Commission.

                  1.20     "Reorganization Event" means:

                         (i) any capital reorganization or reclassification or recapitalization of any shares of Capital Stock of the Company (other than an event described in Section 1.3);

                        (ii) any merger or consolidation of the Company with or into any other Person in which the Company is not the surviving entity, or
                                    which   effects   a   reclassification    or
                                    recapitalization  of any  shares of  Capital
                                    Stock of the Company; or

                       (iii) the sale, exchange or transfer of all or substantially all of the property of the Company to any other Person.

                  1.21 "Restricted Securities" means (a) any Warrant bearing the applicable legend set forth in such Warrant, (b) any Warrant Shares which are evidenced by a certificate or certificates bearing such legend, and (c) unless the context otherwise requires, any Common Shares which are at the time issuable upon the exercise of any Warrant and which, when so issued, will be evidenced by a certificate or certificates bearing such legend.

                  1.22 "Rights Offering" means any offering of Capital Stock or Convertible Securities of the Company or any distribution of rights to purchase Capital Stock or Convertible Securities of the Company that is made substantially on a pro rata basis among the holders of Capital Stock of the Company.

                  1.23 "Securities" means collectively, the Warrant and the Warrant Shares.

                  1.24 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar successor federal statute.

                  1.25 "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any similar successor federal statute.

                  1.26 "Subsidiary" means any entity of which more than 50% of the Voting Power is owned or controlled by the Company at any date of determination, either directly or through Subsidiaries.

                  1.27 "Tax(es)" means any federal, state, local or foreign income, gross receipts, license, franchise, payroll, employment, excise, unemployment, personal property, severance, disability, real property, sales, use, transfer, value added, alternative, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

                  1.28 "Transfer", "Transferred" means, with respect to any item, the sale, exchange, pledge (except with respect to ss.8), conveyance, lease, transfer or other disposition of such item or any interest therein.

                  1.29 "Voting Power" means with respect to any entity, the power to vote for or designate members of the board of directors or similar group, whether exercised by virtue of the record ownership of securities, under a close corporation or similar agreement or under an irrevocable proxy.

                  1.30 "Warrant" means the warrant issued by the Company to the Holder evidenced by this Warrant Certificate.

                  1.31 "Warrant Certificate" means this warrant certificate or any replacement warrant certificate issued to the Holder.

                  1.32 "Warrant Exercise Price" means $------------- per Warrant Share, which is equal to 110% the average of the daily per share closing prices of the Common Stock on NASDAQ for the ten (10) consecutive trading days prior to the date hereof.

                  1.33     "Warrant    Expiration   Date"   means   the   fourth
anniversary of the date hereof.

                  1.34 "Warrant Shares" means the Common Shares issuable upon exercise of the Warrant.

         Section 2.        Duration and Exercise of Warrant.

                  2.1 Number of Shares of Common Stock. Subject to the terms and conditions set forth in this Warrant Certificate, Holder may purchase up to 33,163 shares of Common Stock of Company. The number of Warrant Shares that may be purchased by the Holder pursuant to this Section 2.1 in consideration of the payment of the Warrant Exercise Price is subject to adjustment as provided for in Section 3.

                  2.2      Warrant  Exercise   Period.   The  Warrant  shall  be
exercisable in a single or partial exercise at any time after the date hereof but on or before the Warrant Expiration Date.

                  2.3 Manner of Exercise. The Warrant may be exercised by the Holder in a single exercise upon surrender of this Warrant Certificate and the delivery of the Notice of Exercise attached hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or at such other office or agency of the Company as it may designate by notice to the Holder at the address of the Holder appearing on the books of the Company), upon payment of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares to be purchased pursuant to such exercise by wire transfer or delivery of a certified or cashier's check to the Company. Any exercise of a Warrant pursuant to this Warrant Certificate shall be for only full Warrant Shares and shall not be for partial Warrant Shares.

                  2.4 When Exercise Effective. The exercise of the Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which (a) the Notice of Exercise shall have been delivered to the Company, (b) this Warrant Certificate shall have been surrendered to the Company, and (c) the Company shall have received payment of the Warrant Exercise Price for the Warrant Shares to be purchased in connection with such exercise as provided in Section 2.3, and immediately prior to the close of business on such Business Day the Holder shall be deemed to have become the holder of record of the Warrant Shares.

                  2.5 Delivery of Stock Certificates, New Warrant Certificate, etc. As soon as practicable after the effective exercise of the Warrant, the Company at its expense (including any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder a certificate or certificates for the number of Warrant Shares to which the Holder shall be entitled upon such exercise.

         Section 3.        Anti-dilution Adjustment.

                  3.1 Adjustment Event. Upon the occurrence of any Adjustment Event, the number of Warrant Shares shall be adjusted immediately after the applicable record date with respect to such Adjustment Event as follows. The adjusted number of Warrant Shares shall be a number equal to the number of Warrant Shares issuable upon exercise of the Warrant immediately prior to such record date multiplied by a fraction (i) the numerator of which is the number of outstanding Common Shares immediately after such Adjustment Event, and
(ii) the denominator of which is the number of outstanding Common Shares immediately prior to the record date. Any such adjustment shall be calculated to the nearest whole Warrant Share. Notwithstanding any other provision of this
Section 3.1, no adjustment shall be made with respect to the issuance of Common Shares, Convertible Securities or other Capital Stock after the date hereof when such issuance constitutes a Preemption Offering.

                  3.2 Reorganization Event. Upon the occurrence of a Reorganization Event, there shall thereafter be issuable upon the exercise of the Warrant (in lieu of the Warrant Shares), as appropriate, the number of shares of stock, other securities or property to which the Holder would have been entitled had the Holder exercised the Warrant and received the Warrant Shares immediately prior to the record date for such Reorganization Event.

         Prior to and as a condition of the consummation of any Reorganization Event, the Company shall cause effective provisions to be made to effect the purposes of this Section 3.2, including, if appropriate, an agreement among the Company, any successor to the Company and the Holder.


                  3.3 Other Event. In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrant in accordance with the essential intent and principles hereof, then the Holder may request in writing within one hundred twenty (120) days after the occurrence of such event that the Company examine the propriety of an adjustment to the number of Warrant Shares issuable upon exercise of the Warrant. Unless the Company and the Holder shall have mutually agreed upon an adjustment, or that no adjustment is required, within thirty (30) days after the receipt of such request, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regularly engaged accountants of the Company), to give an opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 3, necessary to preserve the purchase rights represented by the Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder and shall make the adjustments, if any, described therein. If such opinion states that no such adjustment is necessary, the Holder shall reimburse the Company for the cost and expense of such opinion, and if an adjustment is necessary, the Company shall pay the cost and expense of such opinion. Notwithstanding any other provision of this Section 3.3, no adjustment shall be made with respect to the issuance of Common Shares, Convertible Securities or other Capital Stock after the date hereof when such issuance constitutes a Preemption Offering.

                  3.4 Rights Offering. In the event the Company shall effect a Rights Offering, the Holder shall be entitled, at its option, to elect to participate in each and every such offering as if the Warrant had been exercised and the Holder was, at the time of any such rights offering, then a holder of that number of Common Shares to which the Holder is then entitled on the exercise of the Warrant.

                  3.5 Preemptive Rights. In the event of any Preemption Offering, (i) the Company shall notify the Holder in writing of the number of Common Shares, Convertible Securities or other Capital Stock subject to such Preemption Offering and the cash or cash equivalent purchase price (determined by the Company in good faith) thereof, and (ii) the Holder shall have the right for a period of thirty (30) days following such notice to purchase prior to the exercise of the Warrant up to that number of Common Shares, Convertible Securities or other Capital Stock that is sufficient to permit the Holder to maintain the percentage of outstanding Common Shares which the Holder owns or would be entitled to purchase upon exercise of the Warrant, after giving effect to the Holder's purchase under this Section 3.5 and the sale of the Common Shares subject to such Preemption Offering.

         The Holder shall have the right, during the period specified herein, to purchase any or all of the new Common Shares or Convertible Securities that it is entitled to purchase under this provision at the purchase price and on the terms stated in the Preemption Offering. Notice by the Holder of its participation, in whole or in part, in the Preemption Offering shall be in writing and signed by the Holder and shall be delivered to the Company prior to the end of the period specified herein, setting forth the number of new Common Shares or Convertible Securities the Holder elects to purchase. With respect to any of the new Common Shares or Convertible Securities not purchased by the Holder hereunder, the Company may during the period one hundred and eighty (180) days following the date of expiration of the Preemption Offering sell to any other Person or Persons all or any part of such Common Shares or Convertible Securities, but only on terms and conditions that are no more favorable to such Person or Persons or less favorable to the Company than those set forth in the Preemption Offering.

         Section 4.        Restrictions on Transfer.

                  4.1 Restrictive Legends. Except as otherwise permitted by this Section 4, the Warrant, each Warrant issued in exchange or substitution for any Warrant, each Warrant issued upon the registration of Transfer of any Warrant, each certificate representing the Warrant Shares and each certificate issued upon the registration of Transfer of any Warrant Shares, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE DISTRIBUTED, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OFFERED UNLESS THERE IS IN EFFECT A REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS COVERING SUCH SECURITIES OR THE ISSUER

         RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER OR A NO-ACTION LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION STATING THAT SUCH DISTRIBUTION, SALE, TRANSFER, ASSIGNMENT, HYPOTHECATION OR OFFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND LAWS."

                  4.2 Notice of Proposed Transfer; Opinion of Counsel. Prior to any Transfer of any Restricted Securities, the Holder will give written notice ("Notice") to the Company of the Holder's intention to effect such Transfer. Each such Notice of a proposed Transfer (a) shall describe the manner and circumstances of the proposed Transfer in sufficient detail to enable counsel to render the opinion referred to below, and (b) shall designate counsel for the Holder. The Holder will submit a copy of such Notice to the counsel designated in such Notice and the Company will promptly submit a copy of the Notice to its counsel. The following provisions shall then apply:

                         (i) If in the opinion of counsel to the Company the proposed Transfer may be effected without registration of such Restricted Securities under the Securities Act, the Company will promptly notify the Holder and the Holder shall thereupon be entitled to Transfer such Restricted Securities in accordance with the terms of the Notice delivered by the Holder to the Company. Each Warrant or certificate for Warrant Shares, if any, issued upon or in connection with such Transfer shall bear the applicable restrictive legend set forth in Section 4.1, unless in the opinion of such counsel, such legend, ----------- requires modification or is no longer required to ensure compliance with the Securities Act. If for any reason, counsel for the Company (after having been furnished with the information required by this Section 4.2) shall fail to deliver an opinion to the Company, or the ----------- Company shall fail to notify the Holder as aforesaid, within sixty (60) days after receipt of Notice of the Holder's intention to effect a Transfer, then for all purposes of the Warrant, the opinion of counsel for the Holder shall be sufficient to authorize the proposed Transfer, provided the opinion is issued by counsel recognized as experts in security law matters, and the opinion of counsel for the Company shall not be required in connection with such proposed Transfer; or

                        (ii) If, in the opinion of counsel to the Company, the proposed Transfer may not be effected without registration of such Restricted Securities under the Securities Act, the Company will promptly so notify the Holder and the Holder shall not be entitled to Transfer such Restricted Securities until receipt of a further Notice from the

                                    Company  under  clause  (i)  above  or until
                                    registration of such  Restricted  Securities
                                    under   the   Securities   Act  has   become
                                    effective.

         Section 5.        Availability of Information.

         To the extent they are applicable to the Company, the Company will comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act and all other public information reporting requirements of the Commission (including the requirements of Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect. The Company will cooperate with the Holder at the Holder's expense to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the Transfer of any Restricted Securities or the Transfer of Restricted Securities by Affiliates of the Company.

         Section 6.        Reservation of Stock, Etc.

         The Company will at all times prior to the Warrant Expiration Date reserve and keep available, solely for issuance and delivery upon the exercise of the Warrant and free from preemptive rights, a sufficient number of shares of Common Stock to cover the Warrant Shares issuable or exchangeable upon the exercise of the Warrant. All such shares shall be duly authorized and, when issued upon such exercise against payment therefor as provided for in Section 2.3, shall be validly issued, fully paid and non-assessable.

         Section 7.        Capitalization.

         The Company represents and warrants that its authorized Capital Stock as of the date hereof consists solely of (i) 75,000,000 shares of Common Stock, of which 9,572,082 shares are issued and outstanding and 50,000 shares are reserved for issuance upon the exercise or conversion of outstanding Convertible Securities, and 982,918 shares are reserved for issuance upon the exercise of options under the Company's Stock Incentive Plans, and (ii) 20,000,000 shares of preferred stock of which zero (0) shares are issued and outstanding and that it has no other Capital Stock authorized, issued or outstanding.

         Section 8. Ownership; Registration of Transfer; Exchange and Substitution of Warrant.

                  8.1      Ownership  of  Warrant.  Until  due  presentment  for
Transfer, the Company may treat the Person in whose name the Warrant is registered on the register kept at the Company's principal office as the owner and holder hereof for all purposes, notwithstanding any notice to the contrary, provided that when the Warrant has been properly Transferred, the Company shall treat such transferee as the owner of the Warrant for all purposes, notwithstanding any Notice to the contrary. Subject to the foregoing provisions and to Section 4, the Warrant, if properly Transferred, may be exercised by the transferee without first having a new Warrant Certificate issued.

                  8.2 Registration of Transfers. Subject to Section 4 hereof, the Company shall register the Transfer of the Warrant permitted under the terms hereof upon records to be maintained by the Company for that purpose upon surrender of this Warrant Certificate to the Company at the Company's principal office, together with the Form of Assignment attached hereto duly completed and executed. Upon any such registration of Transfer, a new Warrant Certificate in substantially the form of this Warrant Certificate, shall be issued to the transferee.

                  8.3 Replacement of Warrant Certificate. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and of an indemnification reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender of this Warrant Certificate for cancellation at the Company's principal office, the Company at the Holder's expense will promptly execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

                  8.4 Expenses. Except as otherwise provided for herein, the Company will pay all expenses, Taxes (other than transfer and income Taxes) and other charges in connection with the preparation, issuance and delivery from time to time of this Warrant Certificate or the Warrant Shares.

         Section 9.        No Rights as Stockholder.

         Nothing contained in this Warrant Certificate shall be construed as conferring upon the Holder any rights as a stockholder of the Company prior to the exercise hereof or as imposing any obligation on the Holder to purchase any Capital Stock of the Company.

         Section 10.       Demand Registration Rights.

                  10.1 Demand for Registration. At anytime after the exercise of the Warrant, and subject to the conditions set forth below, if the Company shall receive a written request from the Holder requesting that the Company effect the registration under the Securities Act of all of the Holder's and its Affiliate's Warrant Shares, the Company shall use its reasonable best efforts to effect such registration as soon as practicable. Subject to the provisions of Section 10.6, the Company may register for sale in such registration other securities which the Company has been requested or otherwise desires to register by the holders thereof (which may include Common Shares held by the Formation Holders and/or their permitted assigns); provided, however, that no securities other than Warrant Shares shall be included in such registration if the managing underwriter advises the Holder that the inclusion of such other securities would adversely affect such offering unless the Holder shall have consented in writing to the inclusion of such other securities. The Company shall not be required to effect more than one registration pursuant to requests made pursuant to this Section 10, and shall not be required to effect any registration pursuant to this Section 10 unless any registration can be made on Form S-3.

                  10.2     Registration Statement Form. Registrations under this
Section 10 shall be on such appropriate registration forms as shall be selected by the Company, provided that such forms permit the disposition of the Warrant Shares in accordance with the Holder's intended method or methods of disposition as specified in its request for such registration. The Company shall include in any such registration statement all information which the Holder shall reasonably request.

                  10.3 Effective Registration Statement. A registration requested pursuant to this Section 10 shall not be deemed to have been effected
(i) unless a registration statement with respect thereto has become effective under the Securities Act, (ii) if such registration is not kept continuously effective in accordance with Section 12, (iii) if such registration becomes the subject of any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason other than an act or omission of the Holder and the effectiveness or such registration statement is not re-instituted within ninety (90) days, or (iv) if any conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied for any reason other than an act or omission of the Holder.

                  10.4 Expenses. The Company shall pay all registration expenses in connection with any registration requested pursuant to this Section
10. The Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or other disposition of its Warrant Shares.

                  10.5 Underwritten Offerings. Only if a registration pursuant to this Section 10 involves any Capital Stock of the Company or any other securities other than the Warrant Shares held by the Holder and its Affiliates, may the Holder at its option, request an underwritten offering. The underwriter or underwriters thereof shall be selected by the Company. To the extent customary for transactions similar to the transactions contemplated hereby, the Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holder. Holder shall not be required to make any representations and warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Holder, the Holder's intended method of distribution, any other information provided by the Holder for inclusion in the registration statement or prospectus and any other representation required by law or by customary practice of underwritten secondary offerings.

                  10.6 Priority in Requested Registrations. If a requested registration pursuant to this Section 10 involves an underwritten offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the number of securities of any class requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering, then the Company will include in such registration (i) first, all of the Holder's Warrant Shares that the Company is so advised can be sold in such offering, (ii) second, to the extent permitted by the managing underwriter, securities to be registered by the Company for its own account and/or by other holders of securities (which may include the Formation Holders and/or their permitted assigns) in such manner and amounts required by the Formation Registration Rights Agreement, if applicable, or as the Company shall determine.

         Section 11.       "Piggyback" Registration Rights.

                  11.1     Participation in Registration.  If the Company at any
time proposes to register any securities under the Securities Act (other than by a registration on Form S-4 or Form S-8 or any successor or similar form and other than pursuant to Section 10), whether or not for sale for its own account, it will each such time, promptly give notice to the Holder. Upon the written request of the Holder made within thirty (30) days after the receipt of any such Notice (which request shall specify the Warrant Shares intended to be disposed of and the intended method of disposition), the Holder shall have the right, subject to the prior registration rights of the Formation Holders, to participate in such registration on the terms and conditions thereof. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon, (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Warrant Shares in connection with such registration (but not from its obligation to pay any registration expenses in connection therewith), without prejudice, however, to the rights of the Holder to request that such registration be effected as a registration under
Section 10, and (ii) in the case of a determination to delay registration, the Company shall be permitted to delay registering any Warrant Shares for the same period as the delay in registering such other securities. No registration effected under this Section 11 shall relieve the Company of its obligation to effect any registration under Section 10.

                  11.2 Expenses. The Company will pay all registration expenses in connection with each registration of Warrant Shares requested pursuant to this Section 11. The Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or other disposition of its Warrant Shares.

                  11.3 Underwritten Offerings. If a registration pursuant to this Section 11 involves an underwritten offering, the Company shall, if requested by the Holder, and subject to the prior registration rights of the Formation Holders, arrange for such underwriters to include the Holder's Warrant Shares among the securities to be distributed by such underwriters. In such case, the Holder shall be a party to the underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holder. Holder shall not be required to make any representations and warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Holder, the Holder's intended method of distribution, any other information provided by the Holder for inclusion in the registration statement or prospectus and any other representation required by law or by customary practices for such transactions.

                  11.4 Priority in Registrations. If a registration pursuant to this Section 11 involves an underwritten offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the number of securities of any class requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering without delaying, jeopardizing or otherwise adversely affecting the success of the offering, then the Company will include in such registration, to the extent to which the Company is advised can be sold in such offering, first, all securities proposed by the Company to be sold for its own account, and second, such Common Shares held by the Formation Holders and/or their permitted assigns requested by the Formation Holders and/or their permitted assigns to be included in such registration pursuant to the Formation Registration Rights Agreement, and third, such Warrant Shares requested to be included in such registration and all other securities proposed to be sold by other holders shall be included in such registration pro rata on the basis of the number of shares so proposed to be sold.

         Section 12.       Registration Procedures.

          If the Company is required to effect the registration of any Warrant Shares as provided herein (subject to the minimum number of Warrant Shares to be registered pursuant to Section 10.1), the Company shall proceed in the following manner:

                         (i) prepare and as expeditiously as possible file (and in any event within one hundred and twenty (120) days of receipt of Holder's request under Section 10) with the Commission the registration statement to effect such registration and use its reasonable best efforts to cause such Registration Statement to become effective;

                        (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all Warrant Shares have been disposed of in accordance with the intended methods of disposition by the Holder, but, in no event longer than two (2) years;

                       (iii) furnish to Holder such number of prospectuses (including preliminary prospectuses) and copies of each amendment and supplement thereto and such other documents as Holder may reasonably request in order to facilitate the disposition of the Warrant Shares;

                        (iv) use its reasonable best efforts to register or qualify all Warrant Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or desirable to enable the Holder to consummate the disposition of its Warrant Shares in such jurisdictions in accordance with the intended method of disposition, provided, however, that the Company shall not be required to register or qualify to the Warrant Shares under the securities or blue sky laws of any jurisdiction if so qualifying or registering the Warrant Shares would require the Company to qualify to do business, to consent to general service of process, or to register as a broker or dealer in any such jurisdiction;

                         (v) enter into and perform its obligations under any underwriting or placement agreement, and take all reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Warrant Shares;

                        (vi) notify the Holder in writing of (i) any stop order or the commencement of any proceedings for that purpose, (ii) any suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the commencement of any proceedings for that purpose, or (iii) any notification received by the Company regarding the necessity or desirability of filing any supplement or amendment to the registration statement;

                       (vii) in any underwritten offering, furnish to the Holder (a) an opinion of counsel for the Company, dated the effective date of such registration statement, in form and substance as is customarily given to underwriters, and (b) a comfort letter,
                                    dated   the    effective    date   of   such
                                    registration   statement,   signed   by  the
                                    Company's independent public accountants in form and substance as is customarily given to underwriters, in each case addressed to the underwriters and the Holder;

                      (viii) notify Holder upon discovery of the happening of any event as a result of which the prospectus included in such registration statement includes an untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, or any other event that would cause the registration statement to no longer be current as required by the Securities Act, and at the request of the Holder promptly prepare, file and furnish to Holder a reasonable number of copies of a supplement or an amendment to such prospectus which may be required on account of such event and use its reasonable best efforts to cause such supplement or amendment to become effective;

                        (ix) cause to be maintained a transfer agent for its securities from and after a date not later than the effective date of such registration statement;

                         (x) use its reasonable best efforts to list all Warrant Shares covered by such registration statement on any securities exchange on which any of the Common Shares is then listed; and

                        (xi) enter into such agreements and take such other actions as the Holder shall reasonably request in order to expedite or facilitate the disposition of such Warrant Shares.

         The Holder shall furnish to the Company such information regarding the Holder and the distribution of the Warrant Shares as the Company may from time to time reasonably request in writing.

         Upon receipt of any Notice from the Company of the happening of any circumstance or event of the kind described in subdivision (viii) of this
Section 12, the Holder shall forthwith discontinue the disposition of Warrant Shares pursuant to the registration statement until it receives copies of the supplemented or amended prospectus or other notification that such disposition may be resumed, and, if so directed by the Company, will destroy all copies, other than permanent file copies, then in Holder's possession of the prospectus relating to such Warrant Shares. The Company will use its reasonable best efforts to effect such amendment or supplement as promptly as possible.

         Section 13.       Indemnification.

                  13.1 Indemnification by the Company. In the event of any registration pursuant to Section 11 or 12, the Company will, and hereby does, indemnify and hold harmless the Holder, its directors, partners, members and officers, any underwriter acting on behalf of the Holder and each other Person, if any, who controls any such Person within the meaning of the Securities Act (individually, an "Indemnified Party", and, collectively the "Indemnified Parties"), against any losses, claims, damages, expenses (including reasonable legal fees and expenses) or liabilities, joint or several, to which any one of them may become subject under the Securities Act or otherwise; provided, however, that the Company shall not be so liable (i) to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon the Company's reliance upon written information furnished to the Company by any Indemnified Party expressly stating that it is for use in the registration statement, (ii) to the extent that any such loss, claim, damage, liability or expense arise out of such Indemnified Party's failure to provide a copy of the final prospectus, as the same may be then supplemented or amended, to the purchaser at or prior to the written confirmation of the sale of Warrant Shares and (iii) to the extent that any such loss, claim, damage, liability or expense arise from an act or omission in a violation of the Securities Act by Holder or such Indemnified Party or from the gross negligence or willful misconduct of the Holder or such Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or other Person and shall survive the transfer of the Warrant Shares by the Holder.

                  13.2 Indemnification by the Holder. As a condition to the Company's obligation to include any Warrant Shares in any registration statement filed pursuant to Section 11 or 12, the Holder shall indemnify and hold harmless (in the same manner and to the same extent as the Company is required to indemnify and hold harmless the Indemnified Parties as set forth in Section 13.1) the Company, each director and officer of the Company and any underwriter acting on behalf of the Company and each other Person, if any, who controls any such Person within the meaning of the Securities Act, against any losses, claims, damages, expenses (including reasonable legal fees and expenses) or liabilities, joint or several, to which any one of them may become subject under the Securities Act or otherwise, (i) to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon the Company's reliance upon written information furnished to the Company by such Person expressly stating that it is for use in the registration statement; provided, however, that the Holder shall not be so liable to the extent that any such loss, claim, damage, liability or expense arise out of such Person's (other than the Holder's or any Indemnified Party's) failure to provide a copy of the final prospectus, as the same may be then supplemented or amended, to the purchaser at or prior to the written confirmation of the sale of any securities; (ii) to the extent that any such loss, claim, damage, liability or expense arise out of the Holder's failure to provide a copy of the final prospectus, as the same may be then supplemented or amended, to the purchaser at or prior to the written confirmation of the sale of Warrant Shares; and (iii) to the extent that any such loss, claim, damage, liability or expense arise from an act or omission in a violation of the

Securities Act by Holder or from the gross negligence or willful misconduct of the Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such Person and shall survive the transfer of such Registrable Securities or Warrant Shares by the Holder.

                  13.3 Procedures for Claims. Promptly after receipt of notice of the commencement of any action or proceeding involving a claim referred to in this Section 13, an indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give Notice to the indemnifying party of the commencement of such action. Failure to give prompt Notice shall not relieve the indemnifying party of its obligation under this
Section 13, except to the extent that the indemnifying party is actually prejudiced by such failure. The indemnifying party shall be entitled to participate in and to assume the defense of such action at its expense, jointly with any other indemnifying party, with counsel reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with fees and expenses thereof to be paid by the indemnifying party, if in such indemnified party's reasonable judgment an actual or potential conflict of interest between such indemnified and indemnifying party may exist in respect of such claim. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof a release from all liability by the plaintiff to the indemnified party. The amount paid or payable by an indemnifying party shall include any legal or other expenses reasonably incurred by the indemnified party in connection with the investigation or defense of any such action or claim.

         Section 14.       Rule 144.

         If the Company shall have filed a registration statement, the Company will file the reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Commission thereunder. The Company shall, upon the reasonable request of the Holder, provide the Holder and any institutional investor designated by such Holder such financial and other information as the Holder may reasonably determine to be necessary in order to permit the Holder's compliance with Rule 144A under the Securities Act in connection with the resale of any Warrant Shares, except at such time as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act.

         Section 15.       Termination of Registration Rights.

         The registration rights granted herein shall terminate on the date that neither the Holder nor any Affiliate of the Holder owns any Warrant Shares.

         Section 16.       Miscellaneous.

                  16.1 Amendment. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                  16.2 Choice of Law. This Warrant Certificate and the Warrant evidenced thereby shall be governed by the laws of the State of Delaware without regard to conflict of laws principles.

                  16.3 Headings. The Headings in this Warrant Certificate are inserted for convenience only and shall not be deemed to constitute a part hereof.

                                         BROOKDALE  LIVING COMMUNITIES,
                                         INC.

                                          By:----------------------------------
                                          Name:--------------------------------
                                          Its:---------------------------------

                                     FORM OF
                          NOTICE OF EXERCISE OF WARRANT


         The undersigned is the holder of, and hereby elects to exercise, the Warrant evidenced by that certain Warrant Certificate, dated as of October 23, 1998 issued to Banc One Capital Partners IV, Ltd. by Brookdale Living Communities, Inc. ( the "Warrant Certificate"), and to purchase the Warrant Shares issuable pursuant to the Warrant Certificate and herewith makes payment in full therefor by delivery of a certified check payable to the order of the Company in the amount of the Warrant Exercise Price or by wire transfer of immediately available funds in the amount of the Warrant Exercise Price and requests that certificate(s) for such Warrant Shares be issued in the name of and delivered to -----------------------------------------------, or in such denominations as requested by the undersigned in writing to the Company concurrently herewith. Capitalized terms used herein which are not defined herein, but which are defined in the Warrant Certificate, shall have the meanings given such terms in the Warrant Certificate.

                                      Name of
                                      Holder (Print):--------------------------

                                      Dated:-----------------------------------

                                      By:--------------------------------------

                                      Title:-----------------------------------






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



                          FORM OF ASSIGNMENT OF WARRANT


         FOR VALUED RECEIVED, ------------------- hereby sells, assigns and transfers to -------------------- all of the rights of the undersigned in and to this Warrant and in and to that certain Warrant Certificate dated October 23, 1998, issued by Brookdale Living Communities, Inc.
to Banc One Capital Partners IV, Ltd.

                                      Name of
                                      Holder (Print):--------------------------

                                      Dated:-----------------------------------

                                      By:--------------------------------------

                                      Title:-----------------------------------




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